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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             --------
                             FORM 8-K
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                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 12, 2005


                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

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               UTAH                      0-13316           87-0395567
    (State or other jurisdiction of  (Commission File   (I.R.S. Employer
    incorporation or organization)        Number)       Identification No.)

7050 UNION PARK AVENUE, SUITE 600
SALT LAKE CITY, UTAH                                         84047
(Address of principal executive offices)                   (Zip Code)

          Registrant's telephone number: (801) 562-2252


Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K


SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.


     On October 12, 2005, Broadcast International, Inc. (the "Registrant") entered into an agreement with First Securities ASA, Norwegian company, ("First") to provide investment banking services regarding listing of the Registrant's shares on the Oslo Stock Exchange and a potential issuance of Registrant's shares for trading on that exchange. The agreement provides among other things that First will use its best efforts to sell new shares worth between $10 and $25 million only to residents of countries other than the United States. The agreement is a best efforts agreement and is subject to normal and customary due diligence and is subject to the Registrant being accepted by the Oslo Stock Exchange. Except for agreements currently in force with other parties, First will have the exclusive right to provide equity capital and perform certain other investment banking functions with regard to mergers and acquisitions during the term of the agreement and for a six month period following termination of the agreement. The agreement requires a non-refundable payment of $200,000 to be paid to First.

       CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-k contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "management believes," "we believe," "we intend" and similar words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout the agreement with First and this Form 8-k. Among the key factors that could cause actual results to differ materially from the forward-looking statements are the following: (1) the inability of First to sell shares in countries outside of the United States; (2) a change in the investment environment in Europe and in particular, Norway; (3) Failure of the Registrant to satisfy the due diligence inquiries of First; and (4) Failure of the Registrant to qualify for listing of its securities on the Oslo Stock Exchange.

     A copy of the agreement with First is attached as Exhibit 99 to this Current Report on Form 8-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

           10.1  -  Agreement with First Securities ASA


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2005.

                                       BROADCAST INTERNATIONAL, INC.
                                       a Utah corporation

                                       By:    /s/ Rodney M. Tiede
                                              -------------------------------
                                       Name:  Rodney M. Tiede
                                       Title: President and Chief Executive
                                              Officer


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